UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2026

QUANTUM GENESIS AI CORP.

 (Exact name of registrant as specified in its charter)

Nevada	000-56725	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

15656 Bernardo Center Drive Suite 801

San Diego, CA 92127

Tel.: 858-216-7676

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Quantumzyme Corp.

(Former name or former address,

if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Quantum Genesis AI Corp.

Form 8-K

Current Report

Item 1.01 – Entry into a Material Definitive Agreement

On April 9, 2026, Quantum Genesis AI Corp. (the “Company”) entered into a confirmatory Intellectual Property Assignment Agreement (the “Assignment Agreement”) with Naveen Kulkarni, the Company’s Chief Executive Officer (the “Assignor”).

Pursuant to the Assignment Agreement, the Assignor assigned to the Company all right, title, and interest in and to U.S. Patent Application Publication No. US20250146029A1 titled “Modified Polypeptides for Enzymatic Synthesis of Ibuprofen,” filed on November 2, 2023 and published on May 8, 2025 (the “Patent Application”), together with all related intellectual property rights, including, without limitation, all continuations, divisionals, reissues, extensions, foreign counterparts, and all rights to enforce and recover for past, present, and future infringement.

The Assignment Agreement was entered into to formalize and document intellectual property rights previously acquired by the Company pursuant to that certain Asset Purchase Agreement, dated February 21, 2023, between the Company and the Assignor (the “APA”). The Assignment Agreement provides that the assignment is effective as of November 2, 2023, the filing date of the Patent Application, consistent with the parties’ intent under the APA and the Company’s prior acquisition of such intellectual property rights.

The foregoing description of the Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 – Other Events

In connection with the execution of the Assignment Agreement, the Company is filing an amendment to its Annual Report on Form 10-K for the fiscal year ended July 31, 2025, as well as amendments to its Quarterly Reports on Form 10-Q for the periods ended October 31, 2025 and January 31, 2026, to update certain disclosures relating to the Patent Application (and any resulting issued patent) and to reflect the formalization of the Company’s intellectual property rights.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Intellectual Property Assignment Agreement, dated April 9, 2026, by and between Quantum Genesis AI Corp. and Naveen Kulkarni
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quantum Genesis AI Corp.

Dated: April 15, 2026	By:	/s/ Naveen Krishnarao Kulkarni
Naveen Krishnarao Kulkarni
Its: Chief Executive Officer

3